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                                                                   Exhibit 99(a)



                             FIRST UNION REAL ESTATE
                         EQUITY AND MORTGAGE INVESTMENTS
                                 AS THE BORROWER

                          FIRST UNION MANAGEMENT, INC.
                            AS THE MANAGEMENT COMPANY

                     THE FINANCIAL INSTITUTIONS NAMED HEREIN
                                   AS LENDERS

                                       AND

                               NATIONAL CITY BANK
                             AS ADMINISTRATIVE AGENT

                              ---------------------

                                 AMENDMENT NO. 3
                                   DATED AS OF
                                  MARCH 1, 1999
                                       TO
                              AMENDED AND RESTATED
                                CREDIT AGREEMENT
                                   DATED AS OF

                                NOVEMBER 1, 1997

                              ---------------------




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                                 AMENDMENT NO. 3
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                  THIS AMENDMENT NO. 3, dated as of March 1, 1999 ("THIS AMENDMENT"), among FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS, a real estate investment trust organized under the laws of Ohio (herein, together with its successors and assigns, the "BORROWER"); FIRST UNION MANAGEMENT, INC., a Delaware corporation (herein, together with its successors and assigns, the "Management Company"); the financial institutions listed on the signature pages hereof (the "LENDERS"); and NATIONAL CITY BANK, a national banking association, as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lenders under the Credit Agreement:

                  PRELIMINARY STATEMENTS:

                  (1) The Borrower, the Management Company, the Lenders named therein and the Administrative Agent entered into the Amended and Restated Credit Agreement, dated as of November 1, 1997, as amended by Amendment No. 1 thereto, dated as of June 15, 1998, and Amendment No. 2 thereto, dated as of January 8, 1999 (as so amended and in effect prior to the effective date of this Amendment, the "CREDIT AGREEMENT"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

                  (2) The Borrower and the Management Company have requested the Lenders and the Administrative Agent to amend certain of the provisions of the Credit Agreement, all as more fully set forth below.

                  NOW, THEREFORE, the parties hereby agree as follows:

                  SECTION 1. AMENDMENTS AND AGREEMENTS.

                  1.1. VOLUNTARY REDUCTION OF THE TOTAL COMMITMENT. The Borrower hereby voluntarily and permanently reduces the Total Commitment under the Credit Agreement from $110,000,000 to $105,000,000, effective on the Effective Date of this Amendment provided for in section 3 hereof. Such reduction shall be applied to permanently and proportionally reduce the Commitments of each of the Lenders. The Lenders hereby waive any requirement for prior notice of such reduction. After giving effect to such reduction, the Commitments of the respective Lenders will be as follows:

LENDER                                                                                       COMMITMENT
National City Bank                                                                           $ 25,200,000
Bankers Trust Company                                                                        $ 21,000,000
KeyBank National Association                                                                 $ 21,000,000
The Huntington National Bank                                                                 $ 16,800,000
Mellon Bank, N. A.                                                                           $ 12,600,000
First Merit Bank                                                                             $  8,400,000
          TOTAL COMMITMENT                                                                   $105,000,000

                  1.2. MANDATORY REDUCTION OF TOTAL COMMITMENT. Effective on the Effective Date of this Amendment provided for in section 3 hereof, section 3.3(c) of the Credit Agreement is amended to read in its entirety as follows:



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                           (c) If as of any date specified below the Total
                  Commitment has not otherwise been permanently reduced to not more than the amount specified below for such date, the Total Commitment shall be automatically and permanently reduced, without premium or penalty, on each of the dates specified below to the amount specified for such date:

                DATE                           TOTAL COMMITMENT
            April 30, 1999                       $80,000,000
            June 30, 1999                        $50,000,000

                  Any such reduction shall apply to proportionately and permanently reduce the Commitment of each of the Lenders.

                  1.3. MANDATORY PREPAYMENT. Effective on the Effective Date of this Amendment provided for in section 3 hereof, section 4.2(d) of the Credit Agreement is amended by adding a sentence at the end thereof, with the result that as so amended, section 4.2(d) of the Credit Agreement reads in its entirety as follows:

                           (d) Not later than one Business Day following the
                  date of receipt of any cash proceeds from the sale or other disposition of any Mortgaged Property, an amount, conforming to the requirements as to the amount of partial prepayments contained in section 4.1, at least equal to 100% of such cash proceeds (net of fees and expenses of the transaction) then received from such sale or disposition, shall be applied as a mandatory prepayment of principal of the outstanding Loans. In addition, (i) in the event the Borrower successfully completes a rights offering of its shares (such offering is expected to be completed in May 1999 with gross proceeds of approximately $50 million), not later than three Business Days following the date of receipt of the proceeds from such offering, the Borrower will make a one time mandatory prepayment of principal of the outstanding Loans in an amount at least equal to $9,000,000, or such lesser amount as is necessary to prepay all outstanding Loans in full; and (ii) if after no loans are outstanding under the Borrower's Fixed Rate Loan Agreements, dated as of August 11, 1998, as amended, the Borrower receives any proceeds from (1) any sale of its shares, (2) any disposition of a Subsidiary, (3) any disposition or refinancing of real property and or improvements (including leaseholds) not constituting a Mortgaged Property, or (4) any refinancing of any Mortgaged Property which may be permitted hereunder, then the Borrower will make a mandatory prepayment of principal of the outstanding Loans in an amount at least equal to 100% of the cash proceeds (net of fees and expenses of the transaction and any amounts applied to pay Indebtedness of the Subsidiary so sold or secured by the disposed property) then received from such transaction, or such lesser amount as is necessary to prepay all outstanding Loans in full.

                  1.4. ADDITIONAL COLLATERAL. Effective on the Effective Date of this Amendment provided for in section 3 hereof, a new section 7.21 is added to the Credit Agreement, reading in its entirety as follows:

                           7.21. ADDITIONAL COLLATERAL. If any Lender so
                  requests in writing at any time after no loans are outstanding under the Borrower's Fixed Rate Loan Agreements, dated as of August 11, 1998, as amended, the Borrower will, or will cause its Subsidiaries to, within 15



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                  Business Days, grant to the Administrative Agent, as security for the Obligations, a mortgage, deed of trust or similar instrument (similar in form and provisions to the Mortgages previously delivered to the Administrative Agent, but conforming to any local legal requirements) covering any real property and improvements (including leaseholds) owned by the Borrower or any of its Subsidiaries which is identified by such Lender, located in the United States and is not at the time then (x) encumbered by a mortgage or similar instrument securing indebtedness of the Borrower or any of its Subsidiaries, or (y) owned by Imperial Parking Limited or Impark Services Limited or any of their Subsidiaries and subject to restrictions contained in the Canco Credit Agreement or any related documents which would effectively prohibit any such mortgage, deed of trust or similar instrument. No appraisal or environmental assessment shall be required to be delivered hereunder in connection with any such mortgage, deed of trust or similar instrument entered into with the Administrative Agent, notwithstanding anything to the contrary contained in this Agreement, any of the other Loan Documents or any other document.

                  1.5. ADDITIONAL RESTRICTION ON USE OF PROCEEDS. Effective on the Effective Date of this Amendment provided for in section 3 hereof, a new section 7.22 is added to the Credit Agreement, reading in its entirety as follows:

                           7.22. ADDITIONAL RESTRICTION ON USE OF PROCEEDS. No
                  Borrowing shall be made after March 22, 1999 if after giving effect thereto the Unutilized Total Commitment is less than $4,400,000 (any such Borrowing, to the extent it represents a reduction of the Unutilized Total Commitment below $4,400,000, a "LIMITED USE BORROWING"), unless at the time the Borrower requests such Limited Use Borrowing, the Borrower provides a certificate to the Administrative Agent, certifying that the proceeds of such Limited Use Borrowing are to be immediately applied to payment of the cost and expense of tenant improvements on Properties leased to persons who are not Affiliates, specifying in reasonable detail the amount, character and location of the tenant improvements to be so financed, and certifying that no prior Limited Use Borrowing has been made to finance such costs and expenses of tenant improvements. The Borrower undertakes and covenants that the proceeds of any Limited Use Borrowing will be immediately applied to the payment of the costs and expenses of tenant improvements identified by the Borrower in its certificate delivered to the Administrative Agent at the time the Borrower requested such Borrowing. This section 7.22 shall cease being effective when the Borrower has (x) applied cumulative proceeds of Loans made after March 22, 1999 of at least $4,400,000 to finance costs and expenses of tenant improvements referred to above, and (y) notified the Lenders in writing of such application, describing in reasonable detail the amount and purpose of the expenditures by location.

                  1.6. FINANCIAL COVENANTS---ADJUSTED NET WORTH. The last two sentences of section 7.16(d) of the Credit Agreement are amended to read in their entirety as follows:

                  Notwithstanding the foregoing, the foregoing amount (as it may be increased from time to time as provided above) shall also be reduced, but not below $80,000,000, by the amount of any downward adjustments to Adjusted Net Worth made (i) for any write-down in the carrying value of any specific assets which is made subsequent to September 30, 1998 in accordance with the requirements of GAAP, and (ii) to give effect to a reduction in the depreciable lives of fixed assets, which change is made after September 30, 1998 as a consequence of comments from the staff of the SEC. The Borrower will promptly advise the Lenders in writing of the date, amount and identity of assets involved in any such write-down, and of the dollar amounts by relevant period of the change in depreciation resulting from such change in depreciable lives.

                  1.7. DEFINITION OF NET INCOME. The definition of the term Net Income contained in


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section 10.1 of the Credit Agreement is amended by changing the quarterly amount in clause (iv)(A) thereof from $2,500,000 to $4,000,000.

                  SECTION 2. REPRESENTATIONS AND WARRANTIES.

                  2.1. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants that: (a) this Amendment has been duly authorized by all necessary organizational action on its part, has been duly executed and delivered by it, and constitutes its valid and binding agreement, enforceable against it in accordance with its terms, SUBJECT to the qualifications specified in section 6.3(b) of the Credit Agreement; (b) its representations and warranties contained in the Credit Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made; (c) no condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default; (d) it is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party; and (e) the Borrower has furnished the Lenders with a true, correct and complete copy of the Borrower's Form 10-Q Quarterly Report for the fiscal period ended September 30, 1998, as filed with the SEC, and the financial statements included in such Form 10-Q Quarterly Report present fairly in all material respects the consolidated financial position of the Borrower and its Subsidiaries (as combined with the Management Company, if so presented) and the consolidated results of their operations (combined as aforesaid, if so presented), subject to routine year-end audit adjustments and to additional adjustments related to the Borrower's determination to reduce the depreciable lives of its assets and/or write-down the carrying value of its assets, all as announced publicly on or prior to March 15, 1999.

                  2.2. REPRESENTATIONS AND WARRANTIES OF THE MANAGEMENT COMPANY. The Management Company represents and warrants that: (a) this Amendment has been duly authorized by all necessary corporate action on its part, has been duly executed and delivered by it, and constitutes its valid and binding agreement, enforceable against it in accordance with its terms, subject to the qualifications specified in section 6.3(b) of the Credit Agreement; (b) its representations and warranties contained in the Credit Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made; (c) no condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default; and (d) it is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party.

                  SECTION 3. EFFECTIVENESS.

                  This Amendment shall become effective if and when, on a date (the "EFFECTIVE DATE"), on or prior to April 30, 1999, the following conditions shall be satisfied:

                           (a) this Amendment shall have been executed by the
                  Borrower, the Management Company and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

                           (b) the Administrative Agent shall have been notified
                  by all of the Lenders that such Lenders have executed this Amendment (which notification may be by facsimile or

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                  other written confirmation of such execution);

                           (c) the Borrower shall have paid to the
                  Administrative Agent, for PRO RATA distribution to the Lenders, an amendment fee in the amount of $262,500; and

                           (d) on or prior to the Effective Date, the Borrower
                  shall have delivered to the Lenders copies of an undertaking or agreement of the Borrower's lenders under its Fixed Rate Loan Agreements, dated as of August 11, 1998, as amended, pursuant to which such lenders agree or it is provided that at least $9,000,000 of proceeds of the Borrower's pending rights offering may be applied as a prepayment of the Loans under the Credit Agreement, and such undertaking or agreement shall be in full force and effect and satisfactory in form and substance to each of the Lenders.

The Administrative Agent shall notify the Borrower and each Lender in writing of the Effective Date.

                  SECTION 4. RATIFICATIONS.

                  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

                  SECTION 5. MISCELLANEOUS.

                  5.1. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Borrower, each Lender and the Administrative Agent and their respective permitted successors and assigns.

                  5.2. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or issuance of a Letter of Credit shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

                  5.3. REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

                  5.4. EXPENSES. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrower agrees to pay on demand all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the costs and fees of the Administrative Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

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                  5.5. SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

                  5.6. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

                  5.7. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

                  5.8. ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

                  5.9. LIABILITY OF BORROWER'S TRUSTEES, ETC. Notwithstanding any provision of this Amendment to the contrary, this Amendment has been executed and delivered by a duly authorized officer of the Borrower, for and on behalf of the Borrower's trustees. The Administrative Agent and each Lender each acknowledges that neither the trustees of the Borrower, nor any additional or successor trustees of the Borrower, nor any beneficiary, officer, employee or agent of the Borrower, shall have any personal, individual liability hereunder or under any of the Loan Documents. The Administrative Agent and each Lender agrees to look solely to the Property and assets of the Borrower (and, where so provided herein or in any of the Loan Documents, to the Property and assets of the Management Company) for the satisfaction of all claims of any nature arising under or in connection with this Amendment.

                  5.10. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

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                  IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

FIRST UNION REAL ESTATE EQUITY                            FIRST UNION MANAGEMENT, INC.
AND MORTGAGE INVESTMENTS

BY:_____________________________                          By:_____________________________
        TITLE:                                                    Title:

NATIONAL CITY BANK,                                       BANKERS TRUST COMPANY,
    individually and as Administrative Agent                   individually and as Syndication Agent

By:_____________________________                          By:_____________________________
        Title:                                                    Title:

KEYBANK NATIONAL ASSOCIATION,                             MELLON BANK, N. A.
    individually and as Documentation Agent
                                                          By:_____________________________

By:_____________________________                                  Title:
        Title:

THE HUNTINGTON NATIONAL BANK                              FIRST MERIT BANK

By:_____________________________                          By:_____________________________
        Title:                                                    Title:
